POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp and Joseph Bertini and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Americas Government Income Trust, Inc.
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Premier Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Select Investor Series, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ Michael J. Downey
                                            ---------------------
                                                Michael J. Downey


Dated: January 10, 2005


00250.0073 #540484v2